PBHG FUNDS

Analytic Disciplined Equity Fund, Clipper Focus Fund, TS&W Small Cap Value Fund, Heitman REIT Fund, Dwight Short Term Fixed Income Fund, Dwight Intermediate Fixed Income Fund, and PBHG Cash Reserves Fund

                        Supplement Dated November 1, 2005

                  This Supplement relates to the Analytic Disciplined Equity Fund, Clipper Focus Fund, TS&W Small Cap Value Fund, Heitman REIT Fund, Dwight Short Term Fixed Income Fund, Dwight Intermediate Fixed Income Fund, and PBHG Cash Reserves Fund (the "Funds") and updates certain information concerning those Funds contained in the currently effective Prospectuses of PBHG Funds, each dated July 22, 2005, and replaces all previous supplements other than the supplement dated October 21, 2005 relating to the Clipper Focus Fund. You should retain your Prospectus and current supplements for future reference. You may obtain an additional copy of the Prospectus and all current supplements, free of charge, by calling 1-800-433-0051 or via the Internet at www.pbhgfunds.com.

New Investment Advisory and Sub-Advisory Arrangements
-----------------------------------------------------

                  The Board of Trustees of PBHG Funds (the "Board"), including all the independent Trustees on the Board, has approved Old Mutual Capital, Inc. ("OMCAP") as the new investment adviser to the Funds, replacing Liberty Ridge Capital, Inc. ("Liberty Ridge Capital"), the current investment adviser to the Funds. OMCAP is a subsidiary of Old Mutual (US) Holdings Inc. ("OMUSH"). Liberty Ridge Capital is also a subsidiary of OMUSH and an affiliate of OMCAP. This appointment will become effective upon shareholder approval of a new management agreement between PBHG Funds and OMCAP, which agreement has been approved by the Board.

                  In order that OMCAP can begin serving as investment adviser to the Funds while shareholder approval of a new management agreement is being sought, the Board has agreed to allow the current advisory agreement with Liberty Ridge Capital to be terminated and has approved an interim advisory agreement with OMCAP. The date of this termination and assumption of responsibilities by OMCAP is referred to in this Supplement as the Termination Date.

                  On the Termination Date, the investment sub-advisory agreements between PBHG Funds, Liberty Ridge Capital and each of Analytic Investors, Inc., Heitman Real Estate Securities LLC, Dwight Asset Management Company, Thompson Siegel & Walmsley, Inc. and Wellington Management Company LLP, each a sub-adviser for one or more Funds (collectively, the "Sub-Advisers"), will also automatically terminate. OMCAP has appointed each of the Sub-Advisers to continue to provide sub-advisory services to the Fund or Funds currently managed by such Sub-Adviser. These appointments will become effective upon shareholder approval of new investment sub-advisory agreements between PBHG Funds, OMCAP and each of the Sub-Advisers, which agreements have been approved by the Board. As with OMCAP, the Board has approved an interim agreement with each of the Sub-Advisers in order that the Sub-Adviser can continue to provide management services to the Fund or Funds it currently manages while shareholder approval of a new sub-advisory agreement is being sought.

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                  The following paragraphs describe in more detail the new
interim investment advisory and sub-advisory arrangements.

Interim Investment Advisory and Sub-Advisory Arrangements
---------------------------------------------------------

                  In order to avoid disruption of the Funds' investment management program, the Board approved an interim advisory agreement with OMCAP and interim sub-advisory agreements with each of the Sub-Advisers (collectively, "Interim Agreements"), pursuant to which OMCAP and the Sub-Advisers will provide advisory and sub-advisory services to the Funds. The Interim Agreement for each Fund will commence upon the Termination Date and remain in effect for a period that will expire on the earlier of: (i) the date on which the shareholders of such Fund approve a new management agreement and respective subadvisory agreements for the Funds; and (ii) 150 days after the Termination Date.

New Fee Arrangements
--------------------

In connection with the Board's appointment of OMCAP as PBHG Funds' new investment adviser, OMCAP has agreed to a new fee arrangement that will reduce the combined advisory and administrative services fees paid by the Funds. OMCAP has also agreed to lower the expense caps on the Funds by contractually waiving its fees or reimbursing expenses of a Fund to the extent the Fund's expenses exceed the agreed upon expense cap. The new fee arrangements for each Fund will become effective upon shareholder approval of the new management agreement with OMCAP and investment sub-advisory agreement with the current Sub-Adviser for the Fund. More information on the Board's review and approval of the new management agreements and fee arrangements can be found on PBHG Funds' website at www.pbhgfunds.com.

Upcoming Shareholders Meeting
-----------------------------

                  More information regarding the new advisory and sub-advisory arrangements will be contained in proxy materials that are expected to be delivered to shareholders in late 2005 or early 2006.

Related Name Changes
--------------------

                  Effective on or about November 1, 2005, PBHG Funds will be renamed Old Mutual Advisor Funds II; the "PBHG Class" shares of PBHG Funds will be renamed "Class Z" shares; and each of the Funds will be renamed as follows:

------------------------------------------------------------ ----------------------------------------------------------
                         Old Name                                                    New Name
------------------------------------------------------------ ----------------------------------------------------------
Analytic Disciplined Equity Fund                             Old Mutual Analytic Disciplined Equity Fund
------------------------------------------------------------ ----------------------------------------------------------
Clipper Focus Fund                                           Old Mutual Clipper Focus Fund
------------------------------------------------------------ ----------------------------------------------------------
TS&W Small Cap Value Fund                                    Old Mutual TS&W Small Cap Value Fund
------------------------------------------------------------ ----------------------------------------------------------
Heitman REIT Fund                                            Old Mutual Heitman REIT Fund
------------------------------------------------------------ ----------------------------------------------------------
Dwight Short Term Fixed Income Fund                          Old Mutual Dwight Short Term Fixed Income Fund
------------------------------------------------------------ ----------------------------------------------------------
Dwight Intermediate Fixed Income Fund                        Old Mutual Dwight Intermediate Fixed Income Fund
------------------------------------------------------------ ----------------------------------------------------------
Cash Reserves Fund                                           Old Mutual Cash Reserves Fund
------------------------------------------------------------ ----------------------------------------------------------

                  References throughout the Prospectuses and the Statement of Additional Information will be deemed modified accordingly.